Accounts payable for land and intangible asset acquisition (Tables)	12 Months Ended
Dec. 31, 2017
Accounts payable for land and intangible asset acquisition [Abstract]
Accounts payable for land and intangible asset acquisition
Description	2017	2016

Land and intangible asset acquisition (a)/(b)/(c)	25,376	19,319
Present value adjustment (d)	(5,999)	(2,564)
Total	19,377	16,755
Current	8,965	9,112
Non-current	10,412	7,643

(a)
On December 27, 2013, Estre acquired a plot of land in Jardim Lídia from Banco Pine, for R$30,000, of which R$1,325 was paid in cash and the remainder will be settled in 60 fixed installments, beginning June 30, 2014. The outstanding balance at December 31, 2017 was R$8,682.

(b)
On  May 2016, the Company started the implementation of SAP operating systems and Oracle pricing platforms. The systems were acquired from T-Systems totaling R$31,265 to be settled in 72 installments. On December 31, 2017, the amount of R$ 24,591 was recorded as an intangible asset.  The outstanding balance at December 31, 2017 was R$10,695.

(c)
In June 2006, Estre entered into negotiation with Masa - Comércio e Serviços de Terraplanagem Ltda., to acquire land in the city of Itapevi, initially for R$4,400 in legal discussion; after renegotiation in 2014 and through Private Debt Acknowledgment and Novation Agreement and other Covenants of May 14, 2015, the selling price was restated by IGPM and increased by legal late payment interest of 1% per month, totaling R$9,584, to be paid in 24 fixed installments of R$399, with first payment maturing on June 1, 2015. The outstanding balance at December 31, 2016 was R$2,870, which was fully settled in 2017.

(d)	At December 31, 2017, the discount rate used was 15.26% (16.80% at December 31, 2016).